PROSPECTUS SUPPLEMENT
GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated October 5, 2026,
to the Group Contract Prospectuses dated May 1, 2026

This supplement should be read and retained with the current prospectus and summary prospectus, as applicable, for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

Effective on or about October 9, 2026, the LVIP American Century International Fund will merge into the LVIP MFS International Growth Fund. Due to the merger, the LVIP MFS International Growth Fund will be added as an available investment option for your Contract. Therefore, all references to the LVIP American Century International Fund are hereby deleted and replaced with the LVIP MFS International Growth Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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